EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.1
Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation's Form 8-K dated and filed December 12, 2003. Commission File No. 033-87374.

10.2
First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.103 to Navistar Financial Corporation's Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.3
Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.104 to Navistar Financial Corporation's Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.4
Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.105 to Navistar Financial Corporation's Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.5
Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Securities Corporation's Form S-3/A dated and filed June 12, 2000. Commission File No. 333-32960.

10.6
Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust's Form 8-K dated July 13, 2000 and filed July 14, 2000. Commission File No. 033-36767-03.

10.7
Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust's Form S-3/A dated and filed December 23, 2003. Commission File No. 333-104639-01.

10.8
Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust's Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.9
Eighth Amendment to the Pooling and Servicing Agreement dated as of November 10, 2009, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York Mellon, as Master Trust Trustee. Filed as Exhibit 10.2 to Navistar Financial Corporation Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.10
Ninth Amendment to the Pooling and Servicing Agreement, dated July 31, 2010, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer and The Bank of New York Mellon, as Master Trust Trustee. Filed as Exhibit 10.1 to Form 8-K dated and filed August 3, 2010. Commission File No. 001-09618.

10.11
Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity. Filed as Exhibit 10.6 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.12
Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust's Form 8-K on June 14, 2004. Commission File No. 333-104639-01.

10.13
Amendment No. 1 to the Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of November 10, 2009, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 10.3 to Navistar Financial Corporation's Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.14
Series 2011-1 Supplement to the Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York Mellon, as Master Trust Trustee. Filed as Exhibit 10.1 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.15
Note Purchase Agreement, dated as of April 16, 2010, among Navistar Financial Services Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Filed as Exhibit 10.2 to Navistar Financial Corporation's Form 8-K dated and filed on April 21, 2010. Commission File No. 001-04146.

10.16
First Amendment dated as of June 21, 2010 to the Note Purchase Agreement among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent. Filed as Exhibit 10.113 to Quarterly Report on Form 10-Q dated September 7, 2010 and filed September 8, 2010. Commission File No. 001-09618.

10.17
Second Amendment dated August 4, 2010 to the Note Purchase Agreement among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent. Filed as Exhibit 10.1 to Form 8-K dated and filed August 5, 2010. Commission File No. 001-09618.

10.18
Third Amendment to the Note Purchase Agreement dated July 19, 2011, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent. Filed as Exhibit 10.1 to the Form 8-K dated and filed on July 20. 2011. Commission File No. 001-09618.

10.19
Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee. Filed as Exhibit 4.5 to Navistar Financial Dealer Note Master Owner Trust's Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.20
Amendment No. 1 dated November 10, 2009 to the Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Deutsche Bank Trust Company Delaware (as successor-in-interest to Chase Manhattan Bank USA, N.A.) as Master Owner Trust Trustee. Filed as Exhibit 10.4 to Navistar Financial Corporation's Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.21
Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee. Filed as Exhibit 10.2 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.22
Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Notes Master Owner Trust, as Issuer and the Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust's Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.23
Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.3 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.24
Series 2009-1 Indenture Supplement dated November 10, 2009, to the Indenture dated June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation's Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.25
Series 2010-1 Indenture Supplement dated February 12, 2010 to the Indenture dated June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and the Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation's Form 8-K dated and filed February 16, 2010. Commission File No. 001-04146.

10.26
Series 2010-VFN Indenture Supplement, dated April 16, 2010, to the Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation's Form 8-K dated and filed on April 21, 2010. Commission File No. 001-04146.

10.27
Amendment No. 1 to the Series 2010-VFN Indenture Supplement dated July 19, 2011, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.2 to the Form 8-K dated and filed on July 20, 2011. Commission File No. 001-09618.

10.28
Series 2011-1 Indenture Supplement to the Indenture dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee. Filed as Exhibit 10.4 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.29
Omnibus Transfer and Termination Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, Navistar Financial Securities Corporation, Navistar, Inc. The Bank of New York Mellon, as 1995 Trust Trustee and Indenture Trustee, Wells Fargo Bank, National Association, as backup servicer, and Navistar Financial Dealer Note Master Owner Trust II. Filed as Exhibit 10.5 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

*10.30
Navistar International Corporation 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

*10.31
Navistar International Corporation 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002 Commission File No. 001-09618.

*10.32
Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.33
Navistar International Corporation 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 19, 2002 and filed April 23, 2002. Registration No. 333-86754.

*10.34
Board of Directors resolution terminating the 1998 Non-Employee Directors Plan. Filed as Exhibit 10.39 to Form 10-Q for the period ended April 30, 2004, which was dated and filed June 9, 2004. Commission File No. 001-09618.

*10.35 &10.36
Compensation Committee and Board of Directors resolutions approving certain technical amendments to Navistar's 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan, 1998 Interim Stock Plan, 1998 Non-Employee Directors Stock Option Plan and 2004 Performance Incentive Plan. Filed as Exhibits 10.69 and 10.70 to Form 8-K dated and filed April 20, 2007. Commission File No. 001-09618.

*10.37 &10.38
Compensation Committee and Board of Directors resolutions approving certain change of control amendments to Navistar's 2004 Performance Incentive Plan, 1998 Non-Employee Directors Stock Option Plan, 1988 Non-Employee Directors Stock Option Plan, 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan and 1998 Interim Stock Plan. Filed as Exhibits 10.72 and 10.73 to Form 8-K dated and filed June 22, 2007. Commission File No. 001-09618.

*10.39
Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.40
Board of Directors resolution approving an additional retainer for the lead director of the Board of Directors. Filed as Exhibit 10.94 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.41
Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 2005 (including amendment through July 31, 2008). Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.42
Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618. In December 2008, the Navistar Financial Corporation Managerial Retirement Objective Plan was merged with and into the Navistar, Inc. Managerial Retirement Objective Plan without requiring material modifications to the Navistar, Inc. Managerial Retirement Objective Plan as the plans were substantially identical.

*10.43
Navistar, Inc. Supplemental Retirement Accumulation Plan, effective as of January 31, 2008 (including amendments through July 31, 2008). Filed as Exhibit 10.85 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.44
Form of Incentive Stock Option Award Agreement. Filed as Exhibit 10.87 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.45
Form of Supplement to Incentive Stock Option Award Agreement. Filed as Exhibit 10.79 to Annual Report on Form 10-K for the period ended October 31, 2010, which was dated and filed on December 22, 2010. Commission File No. 001-09618.

*10.46
Form of Non-Qualified Stock Option Award Agreement. Filed as Exhibit 10.89 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.47
Form of Supplement to Non-Qualified Stock Option Award Agreement. Filed as Exhibit 10.80 to Annual Report on Form 10-K for the period ended October 31, 2010, which was dated and filed on December 22, 2010. Commission File No. 001-09618.

*10.48
Form of Restoration Stock Option Award Agreement. Filed as Exhibit 10.91 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.49
Form of Supplement to Restoration Stock Option Award Agreement. Filed as Exhibit 10.81 to Annual Report on Form 10-K for the period ended October 31, 2010, which was dated and filed on December 22, 2010. Commission File No. 001-09618.

*10.50
Form of Non-Employee Director Stock Option Award Agreement. Filed as Exhibit 10.93 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.51
Form of Supplement to Non-Employee Director Stock Option Award Agreement. Filed as Exhibit 10.82 to Annual Report on Form 10-K for the period ended October 31, 2010, which was dated and filed on December 22, 2010. Commission File No. 001-09618.

*10.52
Form of Restricted Stock Award Agreement. Filed as Exhibit 10.95 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.53
Form of Deferred Share Unit Certificate. Filed as Exhibit 10.97 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.54
Board of Directors resolution amending the 1998 Non-Employee Director Stock Option Plan to permit net settlement of shares. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.55
Compensation Committee resolutions amending the Navistar's 1994 Performance Incentive Plan, 1998 Interim Stock Plan, 1998 Supplemental Stock Plan, 2004 Performance Incentive Plan and the 1998 Non-Employee Director Stock Option Plan, to permit net settlement of shares. Filed as Exhibit 10.99 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.56
Form of Restricted Stock Unit Award Notice and Agreement. Filed as Exhibit 10.101 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.57
Form of Premium Share Unit Certificate, as amended. Filed as Exhibit 10.80 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.58
Form of Premium Share Deferral Election Form. Filed as Exhibit 10.81 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.59
Navistar International Corporation Non-Employee Directors' Deferred Fee Plan, as amended and restated December 16, 2008. Filed as Exhibit 10.83 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.60
Compensation Committee and Board of Directors approval of 2009 long term incentive equity grant awards to non-employee directors and named executive officers. Filed as Exhibit 10.85 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.61
First Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.86 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.62
Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated January 9, 2009. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.63
Compensation Committee and Board of Director resolutions amending the Navistar 1998 Non-Employee Director Stock Option Plan, the Navistar 1988 Non-Employee Director Stock Option Plan, the Navistar 1994 Performance Incentive Plan, the Navistar 1998 Interim Stock Plan and the Navistar 1998 Supplemental Stock Plan. Filed as Exhibit 10.99 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

10.64
Identical Forms of a (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation, all dated October 22, 2009, were entered into between Navistar International Corporation and each of JPMorgan Chase Bank, National Association, Credit Suisse International, Deutsche Bank AG and Bank of America, N.A. in connection with certain convertible note hedge transactions. Copies of these agreements were filed as Exhibit 10.1(a) - 10.1(h) and 10.2(a) - 10.2(h) to Current Report on Form 8-K dated and filed October 28, 2009. Commission File No. 001-09618. On October 28, 2009, Navistar International Corporation entered into additional (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation with Credit Suisse International in respect of the issuance of an additional $20,000,000 of convertible notes. Navistar International Corporation has not filed these additional agreements in reliance upon Instruction 2 to Item 601 of Regulation S-K in that each is substantially identical in all material respects to those agreements previously filed.

*10.65
Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of April 19, 2010 (marked to indicate all changes from the December 15, 2009 version). Filed as Exhibit 10.109 to Quarterly Report on Form 10-Q dated June 8, 2010 and filed June 9, 2010. Commission File No. 001-09618.

*10.66	Form of Amended and Restated CEO Executive Severance Agreement dated January 1, 2010. Filed as Exhibit 10.9 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.67
Form of Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2010. Filed as Exhibit 10.10 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

10.68
Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent. Filed as Exhibit 10.1 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.69
Third Amended and Restated Parents' Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.70
Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.71
Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation's Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.72
First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation's Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146.

10.73
Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.74
Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

*10.75
Compensation Committee and Board of Directors approval of 2010 long term incentive equity grant awards to non-employee directors and named executive officers. Filed as Exhibit 10.104 to Form 10-K dated and filed December 21, 2009. Commission File No. 001-09618.

*10.76	Form of Cash Settled Restricted Stock Unit Award Notice and Agreement. Filed as Exhibit 10.106 to Quarterly Report on Form 10-Q dated and filed March 9, 2010. Commission File No. 001-09618.

*10.77
Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation. Filed as Exhibit 10.112 to Quarterly Report on Form 10-Q dated September 7, 2010 and filed September 8, 2010. Commission File No. 001-09618.

*10.78
Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation. Filed as Exhibit 10.81 to Quarterly Report on Form 10-Q dated and filed September 7, 2011. Commission File No. 001-09618.

10.79
Loan Agreement for the IFA Bonds dated as of October 1, 2010 between Navistar International Corporation and the Illinois Finance Authority (“IFA”) (including as an exhibit thereto, a copy of the Indenture relating to the IFA Bonds dated October 1, 2010 between the IFA and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture). Filed as Exhibit 10.1(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.80
Loan Agreement for the Cook County Bonds dated as of October 1, 2010 by and between Navistar International Corporation and The County of Cook, Illinois (including as an exhibit thereto a copy of the Indenture relating to the Cook County Bonds dated October 1, 2010 by and between The County of Cook, Illinois and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture). Filed as Exhibit 10.1(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.81
Bond Guarantee in respect of the IFA Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.82
Bond Guarantee in respect of the Cook County Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.83
Definitive Loan Agreement dated October 18, 2011, Relating to Our Five-Year Senior Inventory Secured, Asset-Based Revolving Credit Facility. Filed as Exhibit 10.1 to Form 8-K/A dated and filed October 26, 2011. Commission File No. 001-09618.

10.84
Agreement, dated November 14, 2011, by and among Navistar International Corporation, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership, Carl C. Icahn and certain other entities signatory thereto. Filed as Exhibit 10.1 to Form 8-K dated and filed November 15, 2011. Commission File No. 001-09618.

*10.85
Annual Incentive Award Plan Criteria for fiscal year 2011 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 16, 2010. Commission File No. 001-09618.

*10.86
Fiscal Year 2011 Long-Term Equity Grant award description to non-employee directors and named executive officers. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 16, 2010. Commission File No. 001-09618.

*10.87	Form of Cash Settled Performance-Based Stock Unit Award Notice and Agreement. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed December 16, 2010. Commission File No. 001-09618.

*10.88
Annual Incentive Award Plan Criteria for fiscal year 2012 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 19, 2011. Commission File No. 001-09618.

*10.89	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 19, 2011. Commission File No. 001-09618.
______________________________

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.